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                                                                   EXHIBIT 10.55



                          CONSENT AND WAIVER AGREEMENT


         This Consent and Waiver Agreement is made as of this 7th day of May, 1999 by and between BANKBOSTON, N.A., a national banking association (hereinafter, the "Bank") and POLYMEDICA CORPORATION, a Massachusetts corporation, LIBERTY MEDICAL SUPPLY, INC., a Florida corporation, POLYMEDICA HEALTHCARE, INC., a Delaware corporation and POLYMEDICA SECURITIES, INC., a Massachusetts corporation (hereinafter, jointly and severally, individually and collectively, the "Borrower"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Bank entered into a certain Agented Loan and Security Agreement dated April 30, 1998 (hereinabove and hereinafter, as amended, the "Loan Agreement") pursuant to which, among other things, the Bank established in favor of the Borrower a Revolving Credit in the maximum principal amount of $7,500,000.00, as amended and increased to $10,000,000.00 pursuant to certain Amendments dated November 30, 1998 and March 12, 1999; and

         WHEREAS, PolyMedica Corporation has advised the Bank of its intentions to enter into a certain mortgage loan arrangement with NationsBank, N.A. (hereinafter, the "Mortgage Loan") in the original principal amount of $1,425,000.00 evidenced by a certain Promissory Note dated on or about the date hereof in the form of Exhibit "A" attached hereto and specifically incorporated by reference herein, which Mortgage Loan is to be secured by a certain Real Estate Mortgage, Assignment, and Security Agreement dated on or about the date hereof in the form of Exhibit "B" attached hereto and specifically incorporated by reference herein encumbering certain premises located at 10045 South U.S. Highway 1, Port St. Lucie, Florida (hereinafter , the "Premises"); and

         WHEREAS, Liberty Medical Supply, Inc. has advised the Bank of its intentions to provide Nations Bank, N.A. with an unsecured guaranty of the Mortgage Loan pursuant to a certain Guaranty Agreement dated on or about the date hereof in the form of Exhibit "C" attached hereto and specifically incorporated by reference herein; and

         WHEREAS, the Bank has indicated its willingness to consent to the Mortgage Loan contemplated above, BUT ONLY on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Bank hereby consents to PolyMedica Corporation's entering into the Mortgage Loan by the execution of the Promissory Note and Real Estate Mortgage, Assignment, and Security Agreement referenced above and the execution of the Guaranty Agreement referenced above by Liberty Medical Supply, Inc. and the Indebtedness and Encumbrances incurred and granted in connection with the Mortgage Loan are hereby permitted under the Loan Agreement. Exhibit 6-5 of the Loan Agreement is hereby amended by adding the Premises thereto.



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         2.       The Borrower acknowledges and agrees that the consent to the
Mortgage Loan set forth herein shall not operate as a waiver of any restrictions or other provisions under the Loan Agreement nor a waiver of any defaults under the Loan Agreement, if any, now existing or hereafter arising.

         3. The Borrower specifically acknowledges and agrees that any default by the Borrower under the Mortgage Loan or any document executed in connection therewith which is not waived or cured shall constitute an Event of Default under the Loan Agreement and the Borrower shall immediately notify the Bank of any such default upon becoming aware of same. In addition, the Borrower specifically acknowledges and agrees that it will not amend the Mortgage Loan or any document executed in connection therewith without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed.

         4. The Borrower hereby represents, warrants and agrees that the \Borrower has no offsets, defenses, or counterclaims against the Bank and to the extent that the Borrower may claim that any such offsets, defenses, or counterclaims exist, the Borrower hereby WAIVES and RELEASES the Bank from same.

         5. The Borrower shall pay all expenses of the Bank in connection with the agreement contemplated hereby and the preparation, execution, and delivery of this Agreement and of all other documents, instruments and agreements executed in connection therewith including, without limitation, all attorneys' reasonable fees and disbursements of counsel and all reasonable fees and expenses of counsel which the Bank may hereinafter incur in protecting or enforcing any of the Bank's rights against the Borrower or any guarantor, including, without limitation, all costs of collection.

         6. This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Bank, either express or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or the Loan Agreement or any provisions under any other agreement, document, or instrument between the Borrower and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

         7. Except as specifically modified herein, the Loan Agreement and all documents executed in connection therewith shall remain in full force and effect as originally written, and the Borrower hereby specifically ratifies and confirms all terms and conditions contained in the Loan Agreement and in each document, instrument and agreement executed in connection therewith.

         8. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of this 7th day of May, 1999.



                                            "Borrower"


                                            POLYMEDICA CORPORATION


                                            By: /s/ Eric G. Walters
                                                ------------------------------
                                                Title: Chief Financial Officer



                                            LIBERTY MEDICAL SUPPLY, INC.


                                            By: /s/ Warren Trowbridge
                                                ------------------------------
                                                Title: President



                                            POLYMEDICA HEALTHCARE, INC.


                                            By: /s/ Eric G. Walters
                                                ------------------------------
                                                Title: Treasurer



                                            POLYMEDICA SECURITIES, INC.


                                            By: /s/ Eric G. Walters
                                                ------------------------------
                                                Title: Treasurer



                                            "Bank"


                                            BANKBOSTON, N.A.


                                            By: /s/ Jeffrey G. Millman
                                                ------------------------------
                                                Title: Vice President